Exhibit 10.2

ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT, dated as of December 1, 2014, is entered into by SNH SE TENANT TRS, INC., a Maryland corporation (the “Company”).

RECITALS:

(a) The Company has entered into two separate Management Agreements with FVE Managers, Inc., a Maryland corporation (“Manager”), dated as of the date hereof, one with respect to that certain senior living facility known as Coventry Village and located at 7707 N. Brookline Drive, 7710 S. Brookline Drive and 7839, 7841, 7843, 7915, 7917-22 and 7924 Courtyard Drive, Madison, Wisconsin (“Coventry Village”), and the other with respect to that certain assisted living and memory care facility known as Jackson Crossings and located at N168 W22022 West Main Street, Jackson, Wisconsin (“Jackson Crossings”).

(b) Manager and the Company are parties to that certain Pooling Agreement No. 3, dated as of November 1, 2013, by and between the Manager and the Company (the “Pooling Agreement”). Capitalized terms used in this Accession Agreement without definition shall have the meanings given to such terms in the Pooling Agreement.

(c) The Company desires to become a party to the Pooling Agreement with respect to Coventry Village and Jackson Crossings.

NOW, THEREFORE:

The Company hereby accedes and becomes a party to the Pooling Agreement with respect to Coventry Village and Jackson Crossings, each as an Additional Facility, agrees to be bound by the provisions of the Pooling Agreement with respect to Coventry Village and Jackson Crossings, and acknowledges that provisions of the Management Agreement will be superseded as provided therein, on and after the date first above written.

[Signature Page Follows]

IN WITNESS WHEREOF, this Accession Agreement has been duly executed and delivered by the Company with the intention of creating an instrument under seal.

COMPANY:

SNH SE TENANT TRS, INC.,
a Maryland corporation

		By:	/s/ Richard A. Doyle
Richard A. Doyle
President

ACCEPTED:

FVE MANAGERS, INC.,
a Maryland corporation

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

[Signature Page: Accession Agreement]